                            WARRANT ESCROW AGREEMENT
                            ------------------------


         This WARRANT ESCROW AGREEMENT (this "AGREEMENT"), dated as of August 31, 1999, among TransTechnology Corporation, a Delaware corporation or another Surviving Person in accordance with Section 5.01 of the Warrant Agreement (the "COMPANY"), State Street Bank and Trust Company, as warrant agent (in such capacity, the "WARRANT AGENT") and as escrow agent (in such capacity, the "ESCROW AGENT"), BankBoston, N.A. ("BANKBOSTON") as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"), for the ratable benefit of the Holders (as defined below) from time to time.

                                    RECITALS:
                                    ---------

         WHEREAS, the Company has entered into a Senior Subordinated Note Purchase Agreement (the "LOAN AGREEMENT"), dated as of the date hereof, among the Company, the Lenders party thereto and the Administrative Agent;

         WHEREAS, the Company and the Warrant Agent have entered into a Warrant Agreement dated as of the date hereof (the "WARRANT AGREEMENT") pursuant to which the Company has agreed to issue on the date hereof the Warrants to be held by the Escrow Agent and released subject to the terms hereof; and

         WHEREAS, the Company and the Administrative Agent desire to appoint the Escrow Agent as escrow agent for the purpose of receiving, holding and distributing the Escrowed Property, and the Escrow Agent is willing to serve as escrow agent, subject to and in accordance with the terms and provisions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         1. DEFINITIONS; APPOINTMENT; DEPOSIT, REPRESENTATIONS AND COVENANTS; RELEASE.

         1.1. DEFINITIONS. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Loan Agreement.

         "CONTESTING PARTY": see Section 2.7.

         "ESCROW ACCOUNT": see Section 1.3(a).

         "ESCROWED PROPERTY" shall mean, with respect to any date, (i) the Warrants as represented by the Warrant Certificates and (ii) the Warrant Proceeds, if any, in each case, held in the Escrow Account on such date.

         "HOLDERS" means any Holder of a Note under the Loan Agreement or the Indenture referred to therein.

         "INITIAL RELEASE DATE": see Section 1.5(a).

         "LOAN AGREEMENT": see the recitals to this Agreement.

         "RELEASE DATE":  see Section 1.5(b).

         "SHARES" shall have the meaning ascribed to such term in the Warrant Agreement.

         "WARRANT AGREEMENT": see the recitals to this Agreement.

         "WARRANT CERTIFICATES" shall mean the certificates evidencing the Warrants executed by the Company and issued pursuant to the Warrant Agreement.

         "WARRANT PROCEEDS" shall mean all Distributions and Distribution Rights (as such terms are defined in Section 5.03 of the Warrant Agreement) in respect of the Warrants in the Escrow Account.

         "WARRANTS" shall have the meaning ascribed to such term in the Warrant Agreement.

         1.2. APPOINTMENT OF THE ESCROW AGENT. The Company appoints the Escrow Agent as escrow agent in accordance with the terms and conditions set forth herein and the Escrow Agent hereby accepts such appointment.

         1.3. ESCROW ACCOUNT; ESCROW DEPOSIT.

         (a) Prior to the execution hereof, the Company shall have caused the Escrow Agent to have opened an account for the deposit of the Warrant Certificates (the "ESCROW ACCOUNT") at its offices in Boston, Massachusetts (Account No. [ ]), in the name of and under the sole dominion and control of the Escrow Agent and subject to the terms of this Agreement. Simultaneously with the execution hereof, the Company has caused to be delivered to the Escrow Agent, and the Escrow Agent hereby acknowledges receipt of, for deposit in the Escrow Account, Warrant Certificates representing the right to purchase, in the aggregate, 10.0% of the issued and outstanding Common Stock of the Company on a fully diluted basis as of the Closing Date (after giving effect to the issuance of such Warrants and all other warrants, options, or other convertible securities exercisable for or convertible such shares of Common Stock of the Company outstanding as of the Closing Date).

         (b) The Company shall cause to be delivered to the Escrow Agent, from time to time, for deposit in the Escrow Account, all Warrant Proceeds, to the extent such Warrant Proceeds relate to the Warrants in the Escrow Account, on the date of the granting or distribution, as applicable, of such Warrant Proceeds, in accordance with Section 5.03 of the Warrant Agreement.

         (c) In the event that the Company takes any action at any time during the term of this Agreement which would require an adjustment in respect of the Warrants under Section 5.01 of the Warrant Agreement, then the Warrant Certificates in the Escrow Account shall be deemed to be so adjusted as provided in the Warrant Agreement.

         (d) The Escrow Agent shall provide to the Administrative Agent and the Company monthly statements identifying transactions, transfers or holdings of the Escrowed Property and in the absence of manifest error, each such statement shall be deemed to be correct and final upon receipt thereof by the Administrative Agent and the Company unless and except to the extent the Escrow Agent is notified in writing to the contrary within thirty (30) Business Days of the date of such statement.

         1.4. REPRESENTATION, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents, warrants, covenants and agrees that:

         (a) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, and is enforceable against the Company in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and (ii) general principles of equity including without limitation concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law); and the execution, delivery and performance of this Agreement by the Company does not and will not violate any applicable law or regulation.

         (b) The Company shall not create, incur, or assume any lien on or security interest in the Escrowed Property, and the Company hereby represents and warrants that the Warrants and the Shares have been duly authorized and the Warrants have been duly issued and delivered to the Escrow Agent (as evidenced by the Warrant Certificates, respectively) on the date hereof and that the Shares, if and when issued, will be fully paid and nonassessable and free and clear of any Lien, encumbrance, charge, security interest or other claim of others created by the Company.

         (c) In the event that the Company takes any action at any time during the term of this Agreement which would result in an adjustment to the number of Shares, the Company shall provide to the Escrow Agent a copy of the notice and certificate provided pursuant to Section 5.01 of the Warrant Agreement at the same time as such documents are provided thereunder.

         1.5. RELEASE OF THE ESCROWED PROPERTY

(a) Subject to the terms and conditions set forth herein, the Escrow Agent shall release the Escrowed Property in installments to the Administrative Agent, for the account of each of the Holders (as certified to the Escrow Agent by the Administrative Agent) in accordance with this Section 1.5. Subject to Section 1.5(b) below, on the one year anniversary of the Closing Date (the "Initial Release Date"), and at the end of each three-month period following the Initial Release Date as set forth in Column A below (or at such later date following written notice from the Administrative Agent pursuant to Section 1.5(c) below) (each such date, a "Release Date"), if any Notes are outstanding and have not been paid in full or otherwise repurchased or redeemed by the Company prior to such Release Date (as certified to the Escrow Agent by the Administrative Agent), the Escrow Agent shall release a percentage of the Warrants (and a percentage of the Warrant Proceeds, if any) then remaining in the Escrow Account hereunder to the Administrative Agent for the account of each of the Holders, in an amount in the case of each such Holder (as certified to the Escrow Agent by the Administrative Agent), equal to the product of (i) the percentage of the Warrants and any related Warrant Proceeds then held by the Escrow Agent as is set forth in Column B below opposite the applicable Release Date and (ii) the ratio of (x) the aggregate principal amount of Notes, without regard to accrued interest, held by such Holder at such time, as certified by the Administrative Agent pursuant to Section 1.5(c)(ii) below, to (y) the aggregate principal amount of all outstanding Notes at such time, as certified by the Administrative Agent pursuant to Section 1.5(c)(ii) below, without regard to accrued interest (such Warrants only to be earned on each Release Date and not for any interim period ending prior to the next Release Date):

                    A                                   B
      ------------------------------     --------------------------------

      Initial Release Date                              20%

      90th  day  following  Initial                     25%
      Release Date

      180th day  following  Initial                 33 1/3%
      Release Date

      270th day  following  Initial                     50%
      Release Date

      360th day  following  Initial                    100%
      Release Date

         No Warrants or related Warrant Proceeds (except those previously earned in and not yet released to a Holder) will be delivered by the Administrative Agent to a Holder after the date upon which all Notes held by such Holder are completely repaid (including by repurchase or redemption) or such Holder has ceased to hold any Notes.

         (b) Two (2) Business Days following its receipt of written notice from the Administrative Agent of the repayment of all Notes held by the Holders as of the Initial Release Date (including by repurchase or redemption) or any subsequent Release Date, the Escrow Agent shall release to the Company all Escrowed Property remaining in the Escrow Account and the Escrow Agent shall be discharged from all obligations under this Agreement and shall have no further duties or responsibilities in connection herewith and the Holders shall have no further right to earn or have released from escrow any Escrowed Property.

         (c) The Administrative Agent shall (i) notify the Escrow Agent promptly in writing of the repayment of all of the Notes as described in Section 1.5(b), and (ii) certify to the Escrow Agent no more than five (5) Business Days prior to each scheduled Release Date and at least two (2) Business Days prior to each actual Release Date that, as of the date of such certification, there are then Notes outstanding which have not been paid in full or otherwise repurchased or redeemed by the Company, together with a statement of (i) the principal amounts of such Notes then outstanding, (ii) the Holders thereof, and (iii) the Administrative Agent's calculation of the ratios described in Section 1.5(a)(ii) above. The Escrow Agent shall not be required to release any of the Escrowed Property on any scheduled Release Date unless it shall first have received from the Administrative Agent the certification described in the foregoing clause
(ii) with respect to such Release Date, and upon receipt of such certification, the Escrow Agent shall comply with Section 1.5(a) no earlier than the first to occur of (A) applicable Release Date or (B) the second (2nd) Business Day following such receipt, and the date of such compliance shall be deemed to be the Release Date for purposes hereof. Any such certification by the Administrative Agent shall include registration and delivery instructions, in the case of Warrants then held in escrow hereunder in the form of definitive Warrants, and participant account or other necessary information in the case of Warrants held in escrow hereunder in the form of Global Warrants, and payment (and/or delivery) instructions in the case of Warrant Proceeds, as the case may be, as the Escrow Agent may deem necessary to carry out such release. Any notices or instructions provided by the Administrative Agent to the Escrow Agent may be reasonably relied upon in good faith by the Escrow Agent for any purpose hereunder, including without limitation for the purposes of Section 1.5(a) above, and shall be conclusive notwithstanding any instructions to the contrary provided by the Company.

         (d) Upon release of any Escrowed Property pursuant to Section 1.5(a) above to the Administrative Agent for the benefit of the Holders, each Holder shall be entitled as between itself, the Administrative Agent and other Holders (but not with respect to the Company) to all the rights and privileges with respect to its pro rata share, in accordance with the respective unpaid principal amounts of the Notes without regard to accrued interest), held by the Holders as of the applicable Release Date, of such Escrowed Property, of the Warrants underlying the released Warrant Certificate (together with the related Warrant Proceeds, if any) as if such Holder possessed a Warrant Certificate and Warrant Proceeds corresponding to such PRO RATA share.

         (e) The Company agrees that upon presentment by the Administrative Agent of any properly released Warrant Certificate (together with the released Warrant Proceeds, if any, attributable to the Warrants underlying such released Warrant Certificate), that it shall issue new Warrant Certificates (in accordance with the provisions of the Warrant Agreement), as applicable, together with applicable Warrant Proceeds, as applicable, registered in the names of the Holders on a PRO RATA basis, in accordance with the respective unpaid outstanding principal amount of the Notes held by the Holders, as applicable, as of the applicable Release Date for the presented Warrant Certificate, and will deliver such Warrant Certificates to the Administrative Agent for delivery to the Holders; PROVIDED that the Company shall not be held liable with respect to such issuances if the Company acted in good faith based upon instructions from the Administrative Agent.

         (f) Notwithstanding anything to the contrary stated herein, the Escrow Agent shall not be obligated to carry out any release pursuant to this Section
1.5 sooner than the third Business Day after it has received the requisite documents and passage of the required date for release, as applicable.

         2. EXCULPATION AND INDEMNIFICATION OF THE ESCROW AGENT.

         2.1. The Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. The Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among the Company and the Holders to which the Company or the Holders are a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement). The Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. The Escrow Agent shall have no duty to enforce any obligation of any other person to make any payment or delivery, or to direct or cause any payment or delivery to be made by any other person, or to enforce any obligation of any other person to perform any other act. In no event shall the Escrow Agent be held to a higher degree of care toward the Escrowed Property under this Agreement than it exercises toward its own similar property. The Escrow Agent shall be under no liability to the other parties hereto or to the Holders or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under any such document.

         2.2. The Escrow Agent shall not be liable to the other parties hereto or to the Holders or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own reasonable judgment and the absence of gross negligence or willful misconduct. The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of it (including but not limited to any act or provision of any present or future law or regulation, or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility). The Escrow Agent may (in the absence of bad faith) rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by it), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and acceptability of any information therein contained) which is reasonably believed by it to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a writing delivered to it signed by the proper party or parties and, if its duties or rights are affected, unless it shall deliver its written consent thereto. In no event shall the Escrow Agent be liable (i) for (in the absence of bad faith) acting in accordance with or relying upon any instruction, notice, demand, certificate or document from any party or any entity acting on behalf of any party, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians or (iv) for an amount in excess of the value of the Escrowed Property.

         2.3. The Escrow Agent shall (in the absence of bad faith) not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Escrow Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property or this Agreement. The Escrow Agent shall have no responsibility with respect to the use or application of any funds or other property paid or delivered by the Escrow Agent pursuant to the provisions hereof.

         2.4. The Escrow Agent shall be indemnified and held harmless by the Company from and against any and all claims, losses, liabilities, costs, damages or expenses, including reasonable counsel fees and disbursements, incurred by the Escrow Agent in connection with or related to this Escrow Agreement or its being Escrow Agent hereunder, including, but not limited to all claims, losses, liabilities, costs, damages or expenses, including reasonable counsel fees and disbursements, incurred by the Escrow Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, the monies or other property held by it hereunder, except to the extent such liability, expense or claim is attributable to the bad faith, gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any such demand or claim or the commencement of any such action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made against any of the other parties hereto, notify such other parties thereof in writing, and such other party may by written notice to the Escrow Agent accepting its obligation to indemnify the Escrow Agent hereunder with respect thereto assume the defense of such claim; but the failure by the Escrow Agent to give such notice shall not relieve the Company from any liability which the Company may have to the Escrow Agent hereunder except to the extent the Company is actually prejudiced thereby. For the purposes hereof, the term "claims, losses, liabilities, costs, damages or expenses" shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Company, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

         2.5. The Escrow Agent makes no representation as to the validity, value, genuineness or collectibility of any security or other document or instrument held by or delivered to it. The Escrow Agent does not make any representation as to the validity or sufficiency of this Agreement, except for the due execution and delivery of this Agreement by the Escrow Agent, as to which it hereby so represents and warrants.

         2.6. The Escrow Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

         2.7. If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Escrowed Property (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrowed Property), the Escrow Agent shall give prompt written notice thereof to the Agents and the Company. Unless the Administrative Agent or the Company or both of them shall, within ten Business Days after receipt of such notice by the last of the addressees thereof to receive it, advise the Escrow Agent in writing of the intention of the Administrative Agent, the Company or both of them (the "CONTESTING PARTY") to contest diligently and in good faith such order, judgment, decree, writ or other form of process at the sole cost and expense of such contesting party, the Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall (in the absence of bad faith) not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect. If at any time the Escrow Agent is served with any final judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which is not subject to appeal and which in any way affects the Escrowed Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Escrowed Property), the Escrow Agent is authorized (in the absence of bad faith) to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate.

         2.8. The Escrow Agent is authorized (in the absence of bad faith) to comply with and rely upon any notices, instructions or other communications reasonably believed by it to have been sent or given by the Administrative Agent or by a person or persons authorized by the Administrative Agent. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a day that is not a Business Day, such time shall be extended to the next succeeding Business Day.

         2.9. This Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

         2.10 The Escrow Agent shall not be under any obligation to invest (or otherwise pay interest on) any funds it may receive from time to time hereunder as part of any Warrant Proceeds.

         3. COMPENSATION OF THE ESCROW AGENT. The Escrow Agent shall be entitled to payment from the Company for all services rendered subsequent to the date hereof, in the amounts and at the times set forth on SCHEDULE 1 hereto or as shall be agreed upon between the Company and the Escrow Agent from time to time, and reimbursement from the Company, upon demand, for all expenses, payments and advances paid or incurred by it in the administration of its duties hereunder, including, but not limited to, all reasonable counsel and agents' fees and disbursements and all taxes or other governmental charges. The Escrow Agent shall be paid any compensation or reimbursement of expenses owed to it by the Company, and the Escrow Agent shall have no interest in the Escrowed Property with respect to such amounts.

         4. FURTHER ASSURANCES. From time to time on and after the date hereof, the other parties hereto shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and is Agreement.

         5. TERMINATION OF AGREEMENT OF THE ESCROW AGENT.

         (a) The Escrow Agent may at any time resign as such by delivering written notice of such resignation in duplicate, one copy to the Administrative Agent and one copy to the Company. The resignation of the Escrow Agent will take effect on the appointment of a successor designated by the Administrative Agent and reasonably acceptable to the Company. If a successor Escrow Agent has not accepted its appointment within thirty calendar days after the Escrow Agent gives notice to the Administrative Agent and the Company of its intention to resign, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor, and the costs and expenses (including reasonable counsel fees and disbursements) incurred by the Escrow Agent in connection with such proceeding shall be paid by the Company. Upon the appointment of a successor Escrow Agent, the resigning Escrow Agent shall deliver the Escrowed Property to the successor Escrow Agent, whereupon the resigning Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. This Agreement shall terminate on the final disposition of the Escrowed Property in accordance with the terms of this Agreement, PROVIDED, HOWEVER, that upon any termination, Sections 2, 3, 6 and 8.4 shall survive the termination hereof.

         (b) The Administrative Agent may, at any time and for any reason, and shall, upon any event set forth in the next succeeding sentence, remove the Escrow Agent and appoint a successor Escrow Agent by written instrument in duplicate, specifying such removal and the date on which it is intended to become effective, signed on behalf of the Administrative Agent, one copy of which shall be delivered to the Escrow Agent being removed and one copy to the successor Escrow Agent. The Escrow Agent shall be removed as aforesaid if it shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Escrow Agent or of its property shall be appointed, or any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation. Any removal of the Escrow Agent and any appointment of a successor Escrow Agent shall become effective upon acceptance of appointment by the successor Escrow Agent. As soon as practicable after appointment of the successor Escrow Agent, the Administrative Agent shall cause written notice of the change in the Escrow Agent to be given to the Company and to each Holder.

         6. CONSENT TO SERVICE OF PROCESS. Each of the parties hereto hereby irrevocably consents to the jurisdiction of the courts of the Commonwealth of Massachusetts and of any federal court located in the City of Boston in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to such person at such person's address for purposes of notices hereunder. Should the person so served fail to appear or answer within the time prescribed by law, that person shall be deemed in default and judgment may be entered against that person for the amount or other relief as demanded in any summons, complaint or other process so served.

         7. NOTICES. All notices, requests, demands and other communications provided for herein shall be writing, shall be delivered by hand, by first-class mail or by facsimile transmission, shall be deemed given or sent when received, and shall be addressed to the parties hereto at their respective addresses and, if applicable, facsimile numbers listed below or to such other persons or addresses or facsimile numbers as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

         If to the Company, to:

                  TransTechnology Corporation
                  150 Allen Road

                  Liberty Corner, New Jersey  07930
                  Facsimile No.: (908) 903-1616
                  Attention:  Chief Financial Officer

         With a separate copy delivered to:

                  Hahn Loeser & Parks LLP
                  3300 BP America Building
                  200 Public Square
                  Cleveland, Ohio  44114
                  Facsimile No.:  (216) 241-2824
                  Attention:  F. Ronald O'Keefe, Esq.

         if to the Administrative Agents, to:

                  BankBoston, N.A.
                  100 Federal Street
                  Boston, Massachusetts  02110
                  Facsimile No.:  (617) 434-6685
                  Attention:  Maura C. Wadlinger

         with a copy to:

                  Bingham Dana LLP
                  150 Federal Street
                  Boston, Massachusetts  02110
                  Facsimile No.:  (617) 951-8736
                  Attention:  T. Malcolm Sandilands, Esq.

         if to the Escrow Agent, to:

                  State Street Bank and Trust Company
                  2 Avenue de Lafayette
                  Boston, Massachusetts 02111-1724
                  Facsimile No.:  (617) 662-1465
                  Attention:        Corporate Trust Department
                                    Attention:       TransTechnology Corporation
                                                     Warrant Escrow Agreement

         8. MISCELLANEOUS.

         8.1. All amounts referred to herein are expressed in Dollars and all payments by or to the Escrow Agent shall made in Dollars.

         8.2. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms "HEREBY", "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and any similar terms, as used in this Agreement, refer to this Agreement in its entirety and not only to the particular portion of this Agreement where the term is used. The word "person" shall mean any natural person, partnership, corporation, government and any other form of business or legal entity. All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other number as the context may require.

         8.3. This Agreement and the rights and obligations hereunder of the Company may be assigned by it only to a successor to its entire business. The succession, resignation or replacement of the Administrative Agent shall be in accordance with and subject to the provisions of the Loan Agreement. Any corporation into which the Escrow Agent may be merged or converted, or any corporation resulting from any consolidation to which the Escrow Agent or any of its respective successors shall be a party, and any corporation which acquires substantially all of the corporate trust business of the Escrow Agent or any of its respective successors, shall be a successor Escrow Agent, as the case may be, without any further act. Any such successor Escrow Agent shall promptly cause written notice of its succession as Escrow Agent to be delivered to the Company and the Administrative Agent. This Agreement shall be binding upon and inure to the benefit of each party's respective successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent and the other parties hereto. This Agreement is intended to be for the sole benefit of the parties hereto and their respective successors, heirs and assigns and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any other person.

         8.4. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         8.5. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. One or more counterparts of this Escrow Agreement may be delivered via telecopier, with the intention that they shall have the same effect as an original counterpart hereof.

         8.6. The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation thereof.

         8.7. This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto. Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                            TRANSTECHNOLOGY CORPORATION


                                            By: /s/ Joseph F. Spanier
                                               ---------------------------------
                                                 Name:  Joseph F. Spanier
                                                 Title: Vice President & CFO


                                            BANKBOSTON, N.A.,
                                             as Administrative Agent


                                            By: /s/ Robert W. MacElhiney
                                               ---------------------------------
                                                 Name:  Robert W. MacElhiney
                                                 Title: Vice President


                                            STATE STREET BANK AND TRUST
                                            COMPANY,
                                            as Warrant Agent and Escrow Agent


                                            By: /s/ Jill Olson
                                               ---------------------------------
                                                 Name: Jill Olson
                                                 Title: Vice President